SCHEDULE 14a
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

        Filed by the Registrant _ x_

        Filed by a Party other than the Registrant
        Check the appropriate box:  ____

        _x_  Preliminary Proxy Statement     ___ Confidential, for Use of the
                                                 Commission Only (as
                                                 permitted by Rule
                                                 14a-6(e)(2)
        ___  Definitive Proxy Statement
        ___  Definitive Additional Materials
        ___  Soliciting Material Pursuant to
             Rule 14a-11(c) or Rule 14a-12

                             MarketWatch Funds
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               (Name of Registrant as Specified in Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        _ x_ No fee required.
        ____ Fee computed on table below per Exchange Act
             Rules 14a-6(i)(1) and 0-11.

        (1)  Title of each  class of securities to which transaction applies:

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        (2)  Aggregate number of securities to which transaction applies:

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        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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        (4) Proposed maximum aggregate value of transaction:

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        (5) Total fee paid:

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        ___ Fee paid previously with preliminary materials.

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        ___    Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid:

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

                               PRELIMINARY COPY

                              MARKETWATCH FUNDS
                              3435 Stelzer Road
                             Columbus, Ohio 43219

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        To Be Held on December 5, 1997

To the Shareholders of MarketWatch Funds:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of each portfolio of MarketWatch Funds (the "Trust") will be held on December 5, 1997, at 10:00 a.m. (Eastern Time), at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, for the following purposes:

        (1) To approve a new investment advisory agreement with Wachovia Bank, N.A. with respect to each portfolio of the Trust (voted on by shareholders of each portfolio);

        (2) To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

        The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting in person. Shareholders of record at the close of business on November 10, 1997 have the right to vote at the Special Meeting. IF YOU CANNOT BE PRESENT AT THE SPECIAL MEETING, WE URGE YOU TO FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD OR CARDS IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU SIGN, DATE AND RETURN YOUR PROXY CARD OR CARDS BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY CARD OR CARDS PROMPTLY.


                                    By Order of the Board of Trustees


                                            --------------------
                                            Bruce Treff
                                            Secretary


November 21, 1997

                               PRELIMINARY COPY
                              MARKETWATCH FUNDS
                              3435 Stelzer Road
                             Columbus, Ohio 43219

                               PROXY STATEMENT


               This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of MarketWatch Funds (the "Trust") for use at a Special Meeting and any adjournment(s) thereof (the "Special Meeting") of shareholders of the Trust's Money Market Fund, Equity Fund, Intermediate Fixed Income Fund and Virginia Municipal Bond Fund (the "Funds") to be held at 3435 Stelzer Road, Columbus, Ohio 43219 on December 5, 1997 at 10:00 a.m. (Eastern Time).

               It is expected that the solicitation of proxies will be primarily by mail. The Trust's officers and service contractors may also solicit proxies by telephone, telegraph, or personal interview, and will tabulate proxies. Proxy solicitation costs will be borne by Wachovia Bank, N.A. ("Wachovia") or other service providers of the Trust and will not be charged to the Trust. It is anticipated that banks, brokerage houses, and other custodians will be requested on behalf of the Funds to forward solicitation material to their principals to obtain authorizations for the execution of proxies. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, a subsequently executed proxy or by attending the Special Meeting and electing to vote in person. This Proxy Statement and the enclosed proxy are expected to be distributed to shareholders on or about November 21, 1997.

               The following table identifies the proposals to be voted on at the Special Meeting and the shareholders who are being solicited with respect to each proposal:

        Proposal                            Shareholders Solicited
        --------                            ----------------------

Approval of a new                           Each Fund, voting
investment advisory agreement               separately on a Fund-by-
with Wachovia.                              Fund basis.

To transact                                 Each Fund, voting
such other business as may                  separately on a Fund-by-
properly come before the                    Fund basis.
Special Meeting or any
adjournment thereof.

               Only shareholders of record at the close of business on November 10, 1997 will be entitled to vote at the Special Meeting. On that date, there were _______________ shares of the Money Market Fund, _______________ shares of the Equity Fund, _____________ shares of the Intermediate Fixed Income Fund and

____________ shares of the Virginia Municipal Bond Fund outstanding and entitled to be voted at the Special Meeting. Each share or fraction thereof is entitled to one vote or a fraction thereof. Shareholders of each Fund will vote separately as a Fund with respect to the proposals described herein.

               IF YOU DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD OR CARDS AND MAIL THE SAME
IN THE ENCLOSED REPLY ENVELOPE. PLEASE ALLOW SUFFICIENT TIME FOR THE PROXY CARD OR CARDS TO BE RECEIVED ON OR BEFORE 11:00 A.M., EASTERN TIME, ON DECEMBER 3, 1997.

               THE TRUST WILL FURNISH TO SHAREHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND ITS MOST RECENT SEMI-ANNUAL REPORT. REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO MARKETWATCH FUNDS, C/O BISYS FUND SERVICES, INC., 3435 STELZER ROAD, COLUMBUS, OHIO 43219, OR BY CALLING 1-800-232-9091. SUCH REPORTS ARE NOT
TO BE REGARDED AS PROXY SOLICITING MATERIAL.

            PROPOSAL 1: APPROVAL OR DISAPPROVAL OF NEW INVESTMENT
                              ADVISORY AGREEMENT


Introduction

               Central Fidelity National Bank ("Central Fidelity") currently provides investment advisory services to each Fund of the Trust pursuant to an advisory agreement between the Trust and Central Fidelity dated January 27, 1993 (the "Current Advisory Agreement").

               Central Fidelity Banks, Inc. ("CFB"), the parent of the Trust's investment adviser, has agreed to merge with Wachovia Corporation, the parent of Wachovia. In anticipation of the completion of this merger (the "Bank Holding Company Merger") and to provide continuity in investment advisory services to the Funds, shareholders of the Funds will be asked to approve a new investment advisory agreement between the Trust and Wachovia (the "New Advisory Agreement"). The Trust's entry into the New Advisory Agreement would terminate the Current Advisory Agreement. In addition, consummation of the Bank Holding Company Merger may be deemed to result in the automatic termination of the Current Advisory Agreement.

               Under the New Advisory Agreement, Wachovia, rather than Central Fidelity, would be responsible for providing advisory services to the Funds. A copy of the New Advisory Agreement is attached as Exhibit A.

               Wachovia also serves as investment adviser to a number of other registered investment companies that are series of the Wachovia Funds and the Wachovia Municipal Funds (collectively, "Wachovia Fund Group"). Following the Bank Holding Company Merger, Wachovia expects to recommend that the Funds should be integrated with the Wachovia Fund Group. Any such combination will be subject to separate consideration and approval by the Trust's Board of Trustees and by the shareholders of each Fund.



Background

               Wachovia Corporation and CFB, both bank holding companies, entered into an Agreement and Plan of Merger dated as of June 23, 1997, providing for the merger of CFB with and into Wachovia Corporation. Wachovia Corporation will be the surviving corporation and will continue under the name "Wachovia Corporation." The board of directors of each bank holding company has approved the Bank Holding Company Merger, which is expected to become effective on December __, 1997, subject to prior approval by the shareholders of CFB. Wachovia Corporation is a publicly owned bank holding company registered under the Bank Holding Company Act of 1956, as amended, and a savings and loan holding company registered under the Home Owners' Loan Act of 1933, as amended. Through its one principal banking subsidiary, Wachovia, Wachovia Corporation managed more than $29 billion in assets, including approximately $4.5 billion in mutual fund assets, as of September 30, 1997. Wachovia Corporation is the owner of all outstanding shares of Wachovia except for directors' qualifying shares.

               The Investment Company Act of 1940, as amended (the "1940 Act") requires that shareholders vote on all investment advisory agreements. In addition, the Current Advisory Agreement for the Funds provides for its automatic termination upon its assignment. The Bank Holding Company Merger may result in a change in control of Central Fidelity and an assignment. In such event, the Current Advisory Agreement would automatically terminate upon the consummation of the Bank Holding Company Merger.

               As described below, the terms and conditions of the New Advisory Agreement, including advisory fees charged thereunder, are substantially the same as those under the Current Advisory Agreement. Should the Bank Holding Company Merger not be consummated, Central Fidelity will continue to serve as the investment adviser pursuant to the terms of the Current Advisory Agreement.

               On October 15, 1997, the Board of Trustees of the Trust, including a majority of those trustees who were not "interested persons" (as defined in the 1940 Act) of any party to the agreement, unanimously approved and recommended that the shareholders of each of the Funds approve the New Advisory Agreement. If approved by shareholders at the Special Meeting, the New Advisory Agreement will take effect on the consummation of the Bank Holding Company Merger which is expected to become effective on December __, 1997.

               The Current Advisory Agreement was most recently approved by the Board of Trustees of the Trust with respect to each Fund on January 13, 1997. Prior to the public offering of the shares of each Fund, the Trust's sponsor and distributor, as each Fund's initial shareholder, approved the Current Advisory Agreement on January 26, 1993.

               The Current Advisory Agreement provides that Central Fidelity shall render investment management services to the Funds, subject to the supervision of the Board of Trustees of the Trust. Under the Current Advisory Agreement, Central Fidelity is entitled to receive advisory fees from the Funds, computed daily and paid monthly, at the annual rates of .50% of the average daily net assets of the Money Market Fund, 1.00% of the average daily net assets of the Equity Fund, and .74% of the average daily net assets of each of the Intermediate Fixed Income Fund and Virginia Municipal Bond Fund.

               The table below sets forth (i) net assets for each Fund as of the six month period ended May 31, 1997; (ii) the rates of advisory fees, computed daily and payable monthly, to which Central Fidelity is entitled for the services provided and expenses assumed pursuant to the Current Advisory Agreement; (iii) advisory fees (net of waivers) paid by each Fund for the fiscal year ended November 30, 1996; and (iv) the effective rates of each of the advisory fees (net of waivers) expressed as a percentage of average net assets for the fiscal year ended November 30, 1996:

Advisory Fees

-------------------------------------------------------------------------------------------------------
                                                                                        Effective
                                                                                          Rate of
                                                                                         Advisory
                                                                       Advisory         Fees (Net of
                                                                       Fees (Net         Waivers) as
                                                                          of            a Percentage
                                                     Annual            Waivers)          of Average
                                                     Advisory           Paid for          Net Assets
                                                    Fee (Based           Fiscal           for Fiscal
                                   Net Assets       on Average         Year Ended         Year Ended
MarketWatch Funds                as of 5/31/97      Net Assets)         11/30/96           11/30/96
-------------------------------------------------------------------------------------------------------
Money Market Fund(1)
                                  $ 15,535,063         .50%        $        0                .0%
-------------------------------------------------------------------------------------------------------
Equity Fund(1)
                                  $279,567,856        1.00%        $1,070,702                .74%
------------------------------------------------------------------------------------------------------
Intermediate Fixed
Income Fund(1)                    $ 95,602,602         .74%        $  188,872                .48%
-------------------------------------------------------------------------------------------------------
Virginia Municipal Bond
Fund(1)                           $115,230,950         .74%        $  250,321                .39%
=======================================================================================================

1 The Trust has been informed that Central Fidelity and/or BISYS Fund Services, Inc. ("BISYS") currently intend to continue to waive fees and reimburse expenses during the current fiscal year ending November 30, 1997 so that total operating expenses for the Money Market Fund, Equity Fund, Intermediate Fixed Income Fund and Virginia Municipal Bond Fund will not exceed .32%, 1.35%, 1.09% and 1.04% of their respective average net assets. These fee waivers and expense reimbursements are voluntary, and Central Fidelity and/or BISYS may modify or terminate them at any time after November 30, 1997 without a Fund's consent.

In addition, for the fiscal year ended November 30, 1996, the Trust paid advisory fees of $55,243 with respect to the Flexible Income Fund, a portfolio of the Trust that was terminated as of February 9, 1997.

               For the fiscal year ended November 30, 1996, the Equity Fund paid $89,768 in total dollar amount of brokerage commissions. In addition, Central Fidelity, on behalf of the Equity Fund, directed brokerage transactions to Interstate Securities and Autranet in return for the provision of investment information. For the fiscal year ended November 30, 1996, the amounts of such transactions and related commissions on behalf of the Equity Fund were $16,950 and $24,432, respectively. None of the other Funds paid any brokerage commissions or entered into any brokerage transactions during the fiscal year ended November 30, 1996. The Funds, however, engage in transactions with dealers acting as principal and the costs of such transactions involve dealer spreads rather than brokerage commissions.


Description of the New Advisory Agreement

               In the New Advisory Agreement Wachovia would agree, subject to the supervision of the Trust's Board of Trustees, to provide a continuous investment program for the Funds in accordance with their respective investment objectives and policies and restrictions as stated in their then current Prospectuses and resolutions of the Board. Wachovia would determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to each Fund. Wachovia would agree not to make loans to any person to purchase or carry shares of the Trust.

               The terms and conditions of the New Advisory Agreement are substantially the same as those of the Current Advisory Agreement. The advisory fees charged under the two agreements are identical.

               The New Advisory Agreement provides that it will continue in effect as to each Fund from the date of execution until November 30, 1999, unless sooner terminated, and thereafter for successive one-year terms, provided that such continuance is specifically approved at least annually (i) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund. The New Advisory Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by any party thereto on 60 days' written notice, and automatically terminates upon its "assignment" (as defined in the 1940 Act).

               Under the New Advisory Agreement and the Current Advisory Agreement, the investment adviser pays all expenses incurred by it in connection with its activities under the agreements, other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

               Both the Current Advisory Agreement and New Advisory Agreement require that the investment adviser will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Funds, the investment adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's account are customers of the investment adviser or of its parent or its subsidiaries or affiliates. Furthermore, in dealing with such customers, the investment adviser and its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust.

               Like the Current Advisory Agreement, the New Advisory Agreement provides that in executing portfolio transactions and selecting brokers or dealers, the investment adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Both agreements provide that, consistent with this obligation and to the extent permitted by the 1940 Act, when the execution and price offered by two or more brokers or dealers are comparable, the investment adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the investment adviser with research advice and other services.

               Under both the Current Advisory Agreement and New Advisory Agreement, portfolio securities will not be purchased from or sold in principal transactions to the investment adviser or any affiliated person of the Trust or of the investment adviser, except to the extent permitted by law.

               Both the New Advisory Agreement and the Current Advisory Agreement provide that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence by the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreements.


Information About Central Fidelity National Bank ("Central
Fidelity")

               Central Fidelity, the current investment adviser of the Funds, is a wholly-owned subsidiary of CFB. Both entities have their principal place of business at 1021 East Cary Street, Richmond, Virginia 23219. As of ________ __, 199_, the following owned beneficially or of record 10% or more of any class of issued and outstanding voting securities of CFB:

                              Percentage of
                               Outstanding                     Number of
                            Voting Securities                    Shares

[List any such
 Persons]                           _____%                     _________


               The name and principal occupation of the principal executive officer and each director of Central Fidelity as of ________ __, 199_ were as follows:

                             Position
                             with Central      Other                                Type
                             Fidelity          Business                             of
Name                         National Bank     Connections                          Business
----                         -------------     -----------                          --------
Bernard C. Baldwin, III         Director      Attorney, Edmunds &                   Law
                                              Williams, P.C.

Billy H. Branch                 Director      President, Branch                     Investments
                                              Management Corp.

Richard A.                      Director      President,                            Shoe
Carrington, III                               Consolidated Shoe Co.                 Manufacturing

Edward T. Caton, III            Director      Attorney,                             Law
                                              Edward T. Caton, P.C.

Ashton W. Clarke                Director      Retired; former Chairman              Banking
                                              of The First National
                                              Bank of Yorktown

Manuel Deese                    Director      Retired; former Executive             Insurance
                                              Vice President,
                                              Trigon, Blue Cross &
                                              Blue Shield of Virginia

Donald F. DeLaney               Director      Retired; former Chief                 Consulting
                                              Financial Officer; Central
                                              Fidelity National Bank

Ronald V. Dolan                 Director      President and Chief Executive         Insurance
                                              Officer, First Colony Life
                                              Insurance Co.

George H. Gilliam               Director      Of Counsel,                           Law
                                              Gilliam, Scott and Kroner,
                                              P.C.

C. Linwood Holt                 Director      President, Norcarva                   Construction
                                              Constructors, Inc.

Fred H. Lawson                  Director      Former President and                  Manufacturing
                                              Chief Executive Officer,
                                              Courtland Manufacturing Co.

William R. Lewis, Jr.           Director      President,                            Farming
                                              Associated Farms

                                     -8-


                             Position
                             with Central      Other                               Type
                             Fidelity          Business                             of
Name                         Bank              Connections                          Business
----                         -------------     -----------                          --------
Lewis N. Miller, Jr.            Director      Chairman of the Board                 Banking
                                              and Chief Executive
                                              Officer, Central Fidelity
                                              Banks, Inc. and Central
                                              Fidelity National Bank

Hubel Robins, Jr.               Director      Chairman of the Board,                Insurance
                                              Robins Insurance Agency, Inc.

Gustav H. Stalling, III         Director      President,                            Manufacturing
                                              Stalling, Inc.

               All of the above persons may be reached c/o Central Fidelity National Bank, 1021 East Cary Street, Richmond, Virginia
23219.

Information About Wachovia Bank, N.A. ("Wachovia")

               Wachovia, a wholly-owned subsidiary of Wachovia Corporation, is the proposed investment adviser for the Trust pursuant to the New Advisory Agreement. Both companies have their principal place of business at 100 North Main Street, Winston-Salem, North Carolina 27101. As of September 30, 1997, no person owned beneficially or of record 10% or more of any class of issued and outstanding voting securities of Wachovia Corporation.

               The name and principal occupation of the principal executive officer and each director of Wachovia as of November 1, 1997 were as follows:

                           Position       Other                         Type
                           with           Business                      of
Name                       Wachovia       Connections                   Business
----                       --------       -----------                   --------
L.M.                       Director       President and                 Banking
Baker, Jr.                                Chief Officer,
                                          Wachovia
                                          Corporation

James S. Balloun           Director       Chairman and Chief            Diversified
                                          Executive Officer,            Manufacturing
                                          National Service              and Services
                                          Industries, Inc.

Peter C.                   Director       President and                 Packaging
Browning                                  Chief Operating
                                          Officer, Sonoco
                                          Products Company

                                     -9-


John T. Casteen III        Director       President,                    Education
                                          The University of
                                          Virginia

John L. Clendenin          Director       Chairman of the               Communications
                                          Board,
                                          BellSouth Corporation

Lawrence M.                Director       Chairman of the               Utilities
Gressette, Jr.                            Executive Committee,
                                          SCANA Corporation

Dr. Thomas K.              Director       President,                    Education
Hearn, Jr.                                Wake Forest University

George W.                  Director       President and                 Textile
Henderson, III                            Chief Executive               Manufacturing
                                          Officer, Burlington
                                          Industries, Inc.

W. Hayne Hipp              Director       President and Chief           Insurance
                                          Executive Officer, The        and Broadcasting
                                          Liberty Corporation

Robert M.                  Director       Chairman, RMH                 Construction and
Holder, Jr.                               Group, LLC                    Development

Robert A. Ingram           Director       President and Chief           Pharmaceuticals
                                          Executive Officer,
                                          Glaxo Wellcome, Inc.

James W.                   Director       President and                 Consulting and
Johnston                                  Chief Executive               Investments
                                          Officer, Stonemaker
                                          Enterprises, Inc.

John G. Medlin, Jr.        Director       Chairman of the Board,        Banking
                                          Wachovia Corporation

Wyndham Robertson          Director       Writer; Former Vice           Writing
                                          President for
                                          Communications,
                                          University of
                                          North Carolina

Herman J. Russell          Director       Chairman, H.J. Russel         Management
                                          & Company                     Services

Sherwood H.                Director       Chairman of the Board,        Utilities
Smith, Jr.                                Carolina Power & Light
                                          Company

John C.                    Director       Chairman and Chief            Information
Whitaker, Jr.                             Executive Officer,            Services and
                                          Inmar Enterprises, Inc.       Transaction
                                                                        Processing


               All of the above persons may be reached c/o Wachovia Bank, N.A., 100 North Main Street, Winston-Salem 27101.

               Wachovia serves as an investment adviser to the following series of the Wachovia Fund Group with investment objectives similar to those of certain of the Funds:


                                                                        Maximum
                                                                        Annual
              Fund                      Net Assets                   Advisory Fee
              ----                      ----------                   ------------
                                          (As of                   (Based on Average
                                    September 30, 1997)               Net Assets)
  Wachovia                            $465.2 million                      .50%
  Money Market
  Fund*

  Wachovia                            $560.7 million                      .50%
  U.S. Treasury
  Money Market
  Fund*

  Wachovia                            $198.9 million                      .70%
  Equity Fund*

  Wachovia                            $223.1 million                      .70%
  Quantitative Equity
  Fund*

  Wachovia Fixed                      $189.8 million                      .60%
  Income Fund*

  Wachovia Georgia                    $16.0 million                       .75%
  Municipal Bond Fund*

  Wachovia North                      $ 54.1 million                      .75%
  Carolina Municipal
  Bond Fund*

  Wachovia South                      $107.6 million                      .75%
  Carolina Municipal
  Bond Fund*


* Wachovia may from time to time waive its advisory fees and change any waivers at any time.


Authority to Act as Investment Adviser

               Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting, selling or distributing securities, but in general do not prohibit such a holding company or affiliate banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Wachovia is subject to such laws and regulations, but believes that it may perform the services contemplated by the New Advisory Agreement discussed above without violating the Glass-Steagall Act or other applicable banking laws or regulations. Future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent Wachovia from continuing to perform such services for the Trust. If Wachovia were prohibited from acting as investment adviser to the Trust, it is expected that the Board of Trustees of the Trust would recommend that shareholders approve new investment advisory arrangements.


Board of Trustees' Considerations and Recommendations

               At the Trust's Board of Trustees meeting held on October 15, 1997, Central Fidelity and Wachovia recommended that each of the Funds be provided investment advisory services by Wachovia, as described in this Proxy Statement, following the Bank Holding Company Merger. The Trust's entry into the New Advisory Agreement with Wachovia would terminate the Current Advisory Agreement with Central Fidelity. Moreover, the consummation of the Bank Holding Company Merger may be deemed to result in a change in control of Central Fidelity, which would automatically terminate the Current Advisory Agreement in accordance with the terms of such agreement and the 1940 Act.

               At its meeting on October 15, 1997, the Board of Trustees, including those trustees who were not interested persons of the Trust or of Wachovia, approved the New Advisory Agreement with respect to each Fund after considering the services to be provided (and assumption of related expenses) and such other matters as the Board considered relevant in the exercise of its reasonable business judgment. In approving the New Advisory Agreement, the Board took into consideration the effect of the Bank Holding Company Merger on the Trust and the recommendations of Central Fidelity and Wachovia. The Board considered the structure and organization of Wachovia, the nature, quality and extent of the investment advisory services to be provided to the Funds by Wachovia and the qualifications and experience of the Wachovia personnel intended to provide such services. The Board also noted that Wachovia expressed its intention to seek to retain, at least through the first quarter of 1998, the services of the individuals who presently provide portfolio management services to the Trust under the Current Advisory Agreement. However, Wachovia informed the Board that at the present time there can be no assurance that these individuals will agree to join Wachovia or that they will continue to provide services to the Trust under the New Advisory Agreement. Additionally, the Board reviewed the investment performance of those portfolios of the Wachovia Fund Group that are similar to the Funds, as well as other comparative industry data relating to investment performance, advisory fees and expense ratios of the Funds. The Board of Trustees further noted that the terms and conditions of the New Advisory Agreement are substantially the same as those in the Current Advisory Agreement, including the advisory fees payable by each Fund, which are identical. The Board of Trustees reaffirmed its previous determination that such terms and fees were fair and reasonable with respect to each Fund.

               After consideration of the foregoing factors, together with certain other information considered to be relevant, the Board of Trustees of the Trust unanimously approved the New Advisory Agreement and directed that it be submitted to shareholders for approval. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.


Votes Required for Approval of Matters at the Special Meeting

               Under the 1940 Act, the New Advisory Agreement must be approved by the holders of a majority of the outstanding shares of each Fund, with each Fund's shareholders voting separately. As used in this Proxy Statement, a majority of the outstanding shares of a Fund means the lesser of
(i) 67% of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

               A quorum is constituted with respect to a Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether a quorum is present for purposes of convening the Special Meeting. However, abstentions and broker non-votes will have the same effect as a vote against the proposal.

               If approved by the holders of a majority of the outstanding shares of each Fund, it is anticipated that the New Advisory Agreement will become effective upon the date of the Bank Holding Company Merger. If the holders of a majority of the outstanding shares of a Fund do not approve the New Advisory Agreement, the Board of Trustees will consider what action to take in the best interests of the shareholders of that Fund.

               In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present at the

Special Meeting but sufficient votes to approve the New Advisory Agreement are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote for the New Advisory Agreement in favor of such adjournments, and will vote those proxies required to be voted against such proposals against any adjournment. A shareholder vote may be taken with respect to one or more Funds prior to any such adjournment if sufficient votes have been received for approval with respect to any such Fund.

               The Trust has been advised by Central Fidelity that shares of each Fund over which Central Fidelity has voting power will be voted in accordance with its fiduciary and other legal obligations with respect to the particular accounts involved. In the exercise of its discretion, Central Fidelity may consult with or seek recommendations from the beneficial owners or other independent fiduciaries of such accounts.

               If the accompanying proxy card or cards are executed and returned in time for the Special Meeting, the shares covered thereby will be voted in accordance with the proxy or proxies on all matters that may properly come before the Special Meeting or any adjournment thereof.

               THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.

ADDITIONAL INFORMATION

Beneficial Owners

               As of October 15, 1997, the Trust's trustees and officers, as a group, beneficially owned less than 1% of the shares of the Trust.

               As of October 15, 1997, Central Fidelity held of record, but not beneficially, approximately 76.41%, 78.21%, 90.26% and 90.69% of the respective outstanding shares of the Money Market Fund, Equity Fund, Intermediate Fixed Income Fund and the Virginia Municipal Bond Fund. As of the same date, the following persons beneficially owned 5% or more of the shares of the Funds:



                                                           Percentage of
                                        Number of           Outstanding
                                         Shares                Shares
                                        ---------          -------------
Money Market Fund

CORELINK FINANCIAL, INC.             2,727,333.710           15.8400%
PO BOX 4054
CONCORD, CA 94524

CENTRAL FIDELITY BANK               13,153,598.460           76.4100
CASH
LARCO ATTN MUTUAL FUND DESK
PO BOX 27602 5TH FL JAMES CENTER
RICHMOND, VA 23261

Equity Fund

CORELINK FINANCIAL, INC.             1,103,904.245            6.8100
PO BOX 4054
CONCORD, CA 94524

CENTRAL FIDELITY BANK                4,965,021.426           30.6600
REINVEST
LARCO ATTN MUTUAL FUND DESK
PO BOX 27602 5TH FL JAMES CENTER
RICHMOND, VA 23261

CENTRAL FIDELITY BANK                7,698,563.552           47.5500
CASH
LARCO ATTN MUTUAL FUND DESK
PO BOX 27602 5TH FL JAMES CENTER
RICHMOND, VA 23261

Intermediate Fixed Income
  Fund

CENTRAL FIDELITY BANK                8,841,047.636           90.2600
CASH
LARCO ATTN MUTUAL FUND DESK
PO BOX 27602 5TH FL JAMES CENTER
RICHMOND, VA 23261

Virginia Municipal Bond Fund

CENTRAL FIDELITY BANK                9,868,795.933           90.6900
CASH
LARCO ATTN MUTUAL FUND DESK
PO BOX 27602 5TH FL JAMES CENTER
RICHMOND, VA 23261



               For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, Central Fidelity and its affiliates may be deemed to be controlling persons of the Trust.


Shareholder Meetings

               The Trust is organized as a Massachusetts business trust. The Trust's Declaration of Trust does not require that an annual meeting of shareholders be held each year. The Trust does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's Code of Regulations provides that special meetings of shareholders, including meetings to consider the removal of trustees, shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of the Trust entitled to be voted at such meetings. To the extent required by law, the Trust will assist in shareholder communications on such matters.


Distributor, Administrator and Transfer Agent

               Shares are distributed on a continuous basis by the Trust's sponsor and distributor, BISYS Fund Services, Inc. ("BISYS"). BISYS also serves as the administrator to the Trust. BISYS Fund Services, Ohio, Inc. ("BISYS"), an affiliate of BISYS, serves as the Trust's transfer agent and also provides certain accounting services for each Fund. Both companies are located at 3435 Stelzer Road, Columbus, Ohio 43219.


Other Services Provided by Central Fidelity

               Pursuant to its Custodian Agreement with the Trust, Central Fidelity serves as custodian for the Funds and receives compensation from each Fund for its services and out-of-pocket expenses. For the fiscal year ended November 30, 1996, Central Fidelity received custody fees of $0, $28,806, $2,557, $7,799 and $12,844 with respect to the Money Market, Equity, Flexible Income, Intermediate Fixed Income and Virginia Municipal Bond Funds, respectively.

               Pursuant to the Trust's Distribution and Services Plan
(the "Plan"), Central Fidelity is entitled to a monthly fee computed at the annual rate of up to .25% of the average aggregate net assets of Fund shares for which Central Fidelity provides certain administrative support services. For the fiscal year ended November 30, 1996, Central Fidelity received servicing fees under the Plan of $0, $360,076, $31,968, $97,485 and $160,544 with respect to the Money Market, Equity, Flexible Income, Intermediate Fixed Income and Virginia Municipal Bond Funds, respectively.

               Following approval of the New Advisory Agreement, Central Fidelity will continue to provide custodial services, as well as administrative support services under the Plan.


Independent Auditors

               KPMG Peat Marwick LLP, located at Two Nationwide Plaza, Suite 1600, Columbus, Ohio 43215, serves as the Trust's independent auditors and audited the Trust's operations for the fiscal year ended November 30, 1996. At its meeting on January 13, 1997, the Trust's Board of Trustees selected KPMG Peat Marwick LLP to serve in such capacity for the fiscal year ending November 30, 1997.


Officers

               Officers of the Trust are elected by, and serve at the pleasure of, the Board of Trustees. Officers receive no remuneration from the Trust for their services in such capacities. The following persons are officers: Walter B.
Grimm, President; William J. Tomko, Vice President; Bruce Treff,
Secretary; Alaina V. Metz, Assistant Secretary; Thresa Dewar,
Treasurer; Christina T. Simmons, Assistant Secretary. Messrs.
Grimm, Tomko, and Treff and Mmes. Metz and Dewar are employees of BISYS. Ms. Simmons is a counsel of the law firm of Drinker Biddle & Reath
LLP, Philadelphia, Pennsylvania, which serves as counsel to the Trust. Drinker Biddle & Reath LLP receives fees for its services.

Other Business

               No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, the persons named in the enclosed proxy card or cards will vote thereon according to their best judgment in the interests of the Trust.

               SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD OR CARDS AND RETURN THE SAME IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                  EXHIBIT A

                                   PROPOSED
                              MARKETWATCH FUNDS
                        INVESTMENT ADVISORY AGREEMENT


        THIS AGREEMENT, made as of December ___, 1997 between MarketWatch Funds, a Massachusetts business trust (herein called the "Trust"), and Wachovia Bank, N.A., a national banking association having its principal place of business in Winston- Salem, North Carolina (herein called the "Investment Adviser").

        WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

        WHEREAS, the Trust desires to retain the Investment Adviser to furnish investment advisory and administrative services to newly created investment portfolios of the Trust and may retain the Investment Adviser to serve in such capacity to certain additional investment portfolios of the Trust, all as now or hereafter may be identified in Schedule A hereto, as such Schedule may be amended from time to time (individually referred to herein as a "Fund" and collectively as the "Funds") and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws (including the Glass-Steagall Act) and regulations;

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

        1. Appointment. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

        2. Delivery of Documents. The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following.

        (a) the Trust's Agreement and Declaration of Trust, dated June 4, 1992, and filed with the Secretary of State of Massachusetts on June 4, 1992, and any and all amendments thereto or restatements thereof (such

               Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

        (b) the Trust's Code of Regulations and any amendments thereto;

        (c) resolutions of the Trust's Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;

        (d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on June 5, 1992, and all amendments thereto;

        (e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"), and under the 1940 Act as filed with the Securities and Exchange Commission and all amendments thereto; and

        (f) the most recent Prospectus and Statement of Additional Information of each of the Funds (such Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus").

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

        3. Management. Subject to the supervision of the Trust's Board of Trustees, the Investment Adviser will provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investment and cash equivalents in the Funds. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds. The Investment Adviser will provide the services under this Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees. The Investment Adviser further agrees that it:

        (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

        (b) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment
               Adviser;

        (c) will not make loans to any person either to purchase or to carry units of beneficial interest ("shares") in the Trust;

        (d) will place or cause to be placed orders for the Funds either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Investment Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation and to the extent permitted by the 1940 Act, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Trust's distributor, the Investment Adviser, or any affiliated person of the Trust, the Trust's distributor or the Investment Adviser, except to the extent permitted by the 1940 Act and the Commission;

        (e) will maintain all books and records with respect to the securities transactions of the Funds and will furnish the Trust's Board of Trustees with such periodic and special reports as the Board may reasonably request;

        (f) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Funds and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust;

        (g) will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Funds, the Investment Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's account are customers of the Investment Adviser or of its parent or its subsidiaries or affiliates. In dealing with such customers, the Investment Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust;

        (h) will comply with the self-custody requirements of the 1940 Act and rule 17f-2 thereunder; and

        (i)    will promptly review all (1) current security reports,
               (2) summary reports of transactions and pending maturities (including the principal, cost and accrued interest on each portfolio security in maturity date order) and (3) current cash position reports (including cash available from portfolio sales and maturities and sales of a Fund's shares less cash needed for redemptions and settlement of portfolio purchases) upon receipt thereof from the Trust and will report any errors or discrepancies in such reports to the Trust or its designee within three (3) business days.

        4. Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

        5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

        6. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

        7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each Fund will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee as set forth on Schedule A hereto. The obligations of each Fund to pay the above-described fee to the Investment Adviser will begin as of the date of the initial public sale of shares in such Fund. The fee attributable to each Fund shall be the obligation of that Fund and not of any other Fund.

        If in any fiscal year the aggregate expenses of any of the Funds (as defined under the securities regulations of any state having jurisdiction over the Trust) exceed the expense limitations of any such state, the Investment Adviser will reimburse the Fund for a portion of such excess expenses equal to such excess times the ratio of the fees otherwise payable by the Fund to the Investment Adviser hereunder to the aggregate fees otherwise payable by the Fund to the Investment Adviser hereunder and to BISYS Fund Services, Inc. under the Management and Administration Agreement between BISYS Fund Services, Inc. and the Trust. The obligation of the Investment Adviser to reimburse the Funds hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year, provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Funds for such proportion of such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Trust so require. Such expense reimbursement, if any, will be estimated daily and reconciled and paid on a monthly basis.

        8. Limitation of Liability of Investment Adviser. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

        9. Term, Duration and Termination. This Agreement shall become effective with respect to each Fund listed on Schedule A hereof as of the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement relating to that Fund becomes effective with the Securities and Exchange Commission), provided that it shall have been approved by vote of a majority of the outstanding voting securities of each such Fund, in accordance with the requirements under the 1940 Act, and unless sooner terminated as provided herein, shall continue until November 30, 1999. Thereafter, if not terminated, this Agreement shall continue with respect to a particular Fund for successive one-year terms, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.

        10. Investment Adviser's Representations. The Investment Adviser hereby represents and warrants that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations, including but not limited to the Glass- Steagall Act and the regulations promulgated thereunder.

        11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

        12. Governing Law. This Agreement shall be governed by and provisions shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

        13. Limitation of Liability of Trustees and Shareholders. The names "MarketWatch Funds" and "Trustees of MarketWatch Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of June 4, 1992 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "MarketWatch Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust and all persons dealing with any series or shares of the Trust must took solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                            MARKETWATCH FUNDS


                                            By:__________________________

                                            Title:_______________________


                                            WACHOVIA BANK, N.A.

                                            By:__________________________

                                            Title:_______________________

                                                     Dated: December __, 1997


                                  Schedule A
                                    to the
                        Investment Advisory Agreement
              between MarketWatch Funds and Wachovia Bank, N.A.



           NAME OF FUND                                 COMPENSATION

MarketWatch                        Annual rate of fifty one-hundredths of one
Money Market Fund                  percent (.50%) of the average daily net
                                   assets of the MarketWatch Money Market Fund.

MarketWatch                        Annual rate of one percent (1.00%) of the
Equity Fund                        average daily net assets of the MarketWatch
                                   Equity Fund.


MarketWatch                        Annual rate of seventy four one-hundredths
Intermediate Fixed Income Fund     of one percent (.74%) of the average daily
                                   net assets of the MarketWatch Intermediate
                                   Fixed Income Fund.

MarketWatch                        Annual rate of seventy four one-hundredths
Virginia Municipal Bond Fund       of one percent (.74%) of the average daily
                                   net assets of the MarketWatch Virginia
                                   Municipal Bond Fund.






                              MARKETWATCH FUNDS


                              By:_________________________________

                              Title:______________________________


                              WACHOVIA BANK, N.A.

                              By:_________________________________

                              Title:______________________________





All fees are computed daily and paid monthly.

                        --- PRELIMINARY PROXY CARD ---

                              MONEY MARKET FUND

                                      OF

                              MARKETWATCH FUNDS

        THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE MARKETWATCH FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE MONEY MARKET FUND TO BE HELD AT THE OFFICES OF BISYS FUND SERVICES, INC., 3435 STELZER ROAD, COLUMBUS, OHIO 43219 AT 10 A.M. (EASTERN TIME) ON DECEMBER 5, 1997. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

        THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2.

(1) Proposal to approve a New Investment Advisory Agreement between the Trust and Wachovia Bank, N.A. ("Wachovia"):


  /  /  For             /  /  Against        /  /  Abstain


(2) In their discretion, the proxies, and each of them, are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

________________________________________________________

        The undersigned hereby appoints ______________ and ______________, and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Money Market Fund of the Trust to be held at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 at 10:00 a.m. (Eastern time) on December 5, 1997 and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth above, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

        THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST AND THE PROXY STATEMENT DATED NOVEMBER __, 1997.


                                          THIS PROXY IS SOLICITED BY THE
                                          BOARD OF TRUSTEES ON BEHALF OF THE
                                          MONEY MARKET FUND OF THE TRUST.
                                          PLEASE MARK, SIGN, DATE AND RETURN
                                          THIS PROXY CARD PROMPTLY IN THE
                                          ENCLOSED POSTAGE-PAID ENVELOPE.


                                          ___________________________________

                                          ___________________________________

                                          Signature(s) (Title(s), if
                                          applicable)


                                          Please sign above exactly as your
                                          name(s) appear(s) hereon. Corporate
                                          or partnership proxies should be
                                          signed in full corporate or
                                          partnership name by an authorized
                                          officer. Each joint owner should
                                          sign personally. When signing as a
                                          fiduciary, please give full title
                                          as such.

                                          _______________________, 1997

                        --- PRELIMINARY PROXY CARD ---

                                 EQUITY FUND

                                      OF

                              MARKETWATCH FUNDS

        THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE MARKETWATCH FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE EQUITY FUND TO BE HELD AT THE OFFICES OF BISYS FUND SERVICES, INC., 3435 STELZER ROAD, COLUMBUS, OHIO 43219 AT 10 A.M. (EASTERN TIME) ON DECEMBER 5, 1997. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

        THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2.

(1) Proposal to approve a New Investment Advisory Agreement between the Trust and Wachovia Bank, N.A. ("Wachovia"):


  /  /  For             /  /  Against        /  /  Abstain


(2) In their discretion, the proxies, and each of them, are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

________________________________________________________

        The undersigned hereby appoints ______________ and ______________, and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Equity Fund of the Trust to be held at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 at 10:00 a.m. (Eastern time) on December 5, 1997 and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth above, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

        THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST AND THE PROXY STATEMENT DATED NOVEMBER __, 1997.


                                          THIS PROXY IS SOLICITED BY THE
                                          BOARD OF TRUSTEES ON BEHALF OF THE
                                          EQUITY FUND OF THE TRUST. PLEASE
                                          MARK, SIGN, DATE AND RETURN THIS
                                          PROXY CARD PROMPTLY IN THE ENCLOSED
                                          POSTAGE-PAID ENVELOPE.

                                          ___________________________________

                                          ___________________________________

                                          Signature(s) (Title(s), if
                                          applicable)


                                          Please sign above exactly as your
                                          name(s) appear(s) hereon. Corporate
                                          or partnership proxies should be
                                          signed in full corporate or
                                          partnership name by an authorized
                                          officer. Each joint owner should
                                          sign personally. When signing as a
                                          fiduciary, please give full title
                                          as such.

                                          ___________________________, 1997

                        --- PRELIMINARY PROXY CARD ---

                        INTERMEDIATE FIXED INCOME FUND

                                      OF

                              MARKETWATCH FUNDS

        THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE MARKETWATCH FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE INTERMEDIATE FIXED INCOME FUND TO BE HELD AT THE OFFICES OF BISYS FUND SERVICES, INC., 3435 STELZER ROAD, COLUMBUS, OHIO 43219 AT 10 A.M. (EASTERN
TIME) ON DECEMBER 5, 1997. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

        THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2.

(1) Proposal to approve a New Investment Advisory Agreement between the Trust and Wachovia Bank, N.A. ("Wachovia"):


/  /  For             /  /  Against        /  /  Abstain


(2) In their discretion, the proxies, and each of them, are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

________________________________________________________

        The undersigned hereby appoints ______________ and ______________, and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Intermediate Fixed Income Fund of the Trust to be held at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 at 10:00 a.m. (Eastern time) on December 5, 1997 and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth above, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

        THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST AND THE PROXY STATEMENT DATED NOVEMBER __, 1997.


                                          THIS PROXY IS SOLICITED BY THE
                                          BOARD OF TRUSTEES ON BEHALF OF THE
                                          INTERMEDIATE FIXED INCOME FUND OF
                                          THE TRUST. PLEASE MARK, SIGN, DATE
                                          AND RETURN THIS PROXY CARD PROMPTLY
                                          IN THE ENCLOSED POSTAGE-PAID
                                          ENVELOPE.

                                          ___________________________________

                                          ___________________________________
                                          Signature(s) (Title(s), if
                                          applicable)


                                          Please sign above exactly as your
                                          name(s) appear(s) hereon. Corporate
                                          or partnership proxies should be
                                          signed in full corporate or
                                          partnership name by an authorized
                                          officer. Each joint owner should
                                          sign personally. When signing as a
                                          fiduciary, please give full title
                                          as such.

                                          ____________________________, 1997

                        --- PRELIMINARY PROXY CARD ---

                         VIRGINIA MUNICIPAL BOND FUND

                                      OF

                              MARKETWATCH FUNDS

        THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE MARKETWATCH FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE VIRGINIA MUNICIPAL BOND FUND TO BE HELD AT THE OFFICES OF BISYS FUND SERVICES, INC., 3435 STELZER ROAD, COLUMBUS, OHIO 43219 AT 10 A.M. (EASTERN
TIME) ON DECEMBER 5, 1997. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

        THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2.

(1) Proposal to approve a New Investment Advisory Agreement between the Trust and Wachovia Bank, N.A. ("Wachovia"):


 /  /  For             /  /  Against        /  /  Abstain


(2) In their discretion, the proxies, and each of them, are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

________________________________________________________

        The undersigned hereby appoints ______________ and ______________, and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Virginia Municipal Bond Fund of the Trust to be held at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 at 10:00 a.m. (Eastern time) on December 5, 1997 and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth above, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

        THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST AND THE PROXY STATEMENT DATED NOVEMBER __, 1997.


                                          THIS PROXY IS SOLICITED BY THE
                                          BOARD OF TRUSTEES ON BEHALF OF THE
                                          VIRGINIA MUNICIPAL BOND FUND OF THE
                                          TRUST. PLEASE MARK, SIGN, DATE AND
                                          RETURN THIS PROXY CARD PROMPTLY IN
                                          THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                          ___________________________________

                                          ___________________________________

                                          Signature(s) (Title(s), if
                                          applicable)


                                          Please sign above exactly as your
                                          name(s) appear(s) hereon. Corporate
                                          or partnership proxies should be
                                          signed in full corporate or
                                          partnership name by an authorized
                                          officer. Each joint owner should
                                          sign personally. When signing as a
                                          fiduciary, please give full title
                                          as such.

                                          ____________________________, 1997